Impairment of Non-Financial Assets	12 Months Ended
Jun. 30, 2026
Impairment of Non-Financial Assets [Abstract]
Impairment of Non-Financial Assets

14.	Impairment of Non-Financial Assets

	2026 $’000	2025 $’000	2024 $’000
Reversal of impairment/(impairment and write down) of non-financial assets
Property, plant and equipment
Capital works in progress	3,621	(8,669)	(3,272)
Exploration and evaluation	–	–	(7,917)
Land and buildings	16,842	(16,367)	–
Mine properties	36,885	(43,895)	–
Plant and equipment	98,665	(106,681)	–
Total reversal of impairment/(impairment and write down) of non-financial assets	156,013	(175,612)	(11,189)

(1)	The impairment reversal of $156.0 million for the year ended 30 June 2026 relates to North American Lithium and includes an allocation of $0.4 million to right-of-use assets.

(a)	Impairment reversal of non-current assets (excluding goodwill)

North American Lithium

The Group considers that North American Lithium (NAL) is a separate CGU as the cash inflows that it generates are largely independent of the cash inflows generated from other assets or groups of assets. For the half year ended 31 December 2025, the Group identified several indicators of impairment reversal for NAL, which subsequently led to an assessment of the carrying value of the NAL CGU. The key indicators of impairment reversal included elimination of the impact of the offtake agreement with Piedmont Lithium Inc. on completion of the merger and a significant improvement in market conditions, specifically relating to the price of spodumene concentrate. No indicators of impairment were present as at 30 June 2026 and therefore no impairment testing was performed at the end of the reporting period.

Background

On 27 August 2021, the Group acquired 100 per cent of the issued capital of North American Lithium Inc., a Canadian-based mining and exploration company and former producer of spodumene concentrate from its integrated spodumene ore mine and processing facility in Québec, Canada. Following the acquisition, the Group invested significant funds into the operation to enable the restart of production in March 2023, with the first sale of spodumene concentrate under the Group’s ownership occurring in August 2023.

For the year ended 30 June 2025, the Group assessed the carrying value of the NAL CGU and recognised an impairment of $175.6 million due to a deterioration in the lithium market. The recoverable amount of the NAL CGU was determined as $101.4 million based on its fair value less cost of disposal.

Outcome

For the year ended 30 June 2026, the Group assessed the carrying value of the NAL CGU and recognised an impairment reversal of $156.0 million (2025: impairment charge of $175.6 million; 2024: Nil). The recoverable amount of the NAL CGU was determined as $586.8 million based on its fair value less cost of disposal.

Assets previously impaired within the NAL CGU that were either disposed of during the year or considered to have no value as at 30 June 2026 were excluded from the impairment reversal. Furthermore, in accordance with IAS 36 Impairment of Assets, the increased carrying amount of an asset attributable to impairment reversal shall not exceed the carrying amount that would have been determined (net of amortisation or depreciation) had no impairment loss been recognised as at 30 June 2025.

Impairment reversals relating to the NAL CGU were wholly allocated to property, plant and equipment. The impairment reversal of $156.0 million to property, plant and equipment includes $98.7 million recognised in plant and equipment, $36.9million recognised in mine properties, $16.8 million recognised in land and buildings, and $3.6 million recognised in capital works in progress.

The reversal of previously recorded impairment charges reflects higher future sales prices due to elimination of the impact of the offtake agreement with Piedmont Lithium Inc. on completion of the merger and a strengthening in the lithium market, specifically relating to the price of spodumene concentrate. These changes have significantly increased the recoverable amount of the NAL CGU compared to the calculation performed as at 30 June 2025.

Methodology and key assumptions

The fair value measurement is categorised as a Level 3 fair value based on the inputs in the discounted cash flow valuation model over the life of mine period, and was calculated using a real, post-tax discount rate of 10.0 per cent. The key estimates and assumptions used in the determination of fair value less cost of disposal were:

•	spodumene concentrate prices;
•	foreign exchange rates;
•	operating and capital expenditure;
•	discount rate;
•	regulatory approvals; and
•	future production (i.e. Mineral Resource and Ore Reserve estimates).
Key assumptions (real)	31 December 2025 (1)	30 June 2025
Spodumene concentrate prices (US$ per tonne)	US$986 – US$1,775	US$655 – US$1,374
Foreign exchange rates (CAD/USD)	0.7200	0.7332
Unit operating costs (C$ per tonne)	C$597 – C$1,269	C$923 – C$1,231
Discount rate (post-tax)	10.0%	10.0%

(1)	For the half year ended 31 December 2025, the Group identified several indicators of impairment reversal for NAL, which subsequently led to an assessment of the carrying value of the NAL CGU. No indicators of impairment were present as at 30 June 2026 and therefore no impairment testing was performed at the end of the reporting period.

The recoverable amount is informed by a production and cost profile which is used for management’s planning processes.

Operating and capital expenditure

Cost assumptions are based on forecasted production levels, operating cost and capital expenditure requirements derived from the Group’s latest approved budget and life of mine plans.

Future production

The Mineral Resource and Ore Reserve estimates for NAL are reported in accordance with the JORC Code and ASX Listing Rules.

Key judgements and estimates

Determination of CGUs

Judgement is applied to identify the Group’s CGUs, particularly when assets form part of integrated operations. A key judgement was applied in identifying the NAL operation as a single CGU. As a result, only the CGU assets and cash flows directly attributable to this operation were considered in the impairment assessment of the NAL CGU.

Impairment testing and calculations

An assessment of whether there is any indication of impairment or reversal of impairment and the calculation of a CGU’s recoverable amount requires management to make estimates and assumptions about expected production and sales volumes, commodity prices, foreign exchange rates, Mineral Resources and Ore Reserves, regulatory approvals, operating costs, closure and rehabilitation costs, future capital expenditure and allocation of corporate costs. These estimates and assumptions are subject to risk and uncertainty. There is a possibility that changes in circumstances will alter these projections, which may impact the recoverable amount. In such circumstances, some or all of the carrying value may be impaired or a previously recognised impairment charge may be reversed, with the impact recognised in the Consolidated Statement of Profit or Loss.

The key estimates and assumptions used in the assessment are as follows:

Commodity prices and market traded consumables	Spodumene concentrate price assumptions are based on the Q4 2025 lithium price forecast from Benchmark Mineral Intelligence.
Foreign exchange rates	The foreign exchange rate assumption applied in the discounted cash flow model reflects the CAD/USD spot exchange rate as at 31 December 2025.
Operating and capital expenditure	Operating and capital cost assumptions are based on the Group’s latest approved budget and life of mine plans.
Discount rate
In determining fair value, the estimated future cash flows of the CGU have been discounted using a real, post-tax discount rate of 10.0 per cent (30 June 2025: 10.0 per cent). The discount rate applied is a risk-adjusted cost of capital which management has deemed appropriate to the CGU.

Regulatory approvals	Life of mine plans include assumptions associated with the successful application and timing of ongoing and future regulatory approvals.
Future production	Life of mine plans are based on Mineral Resource and Ore Reserve estimates and economic life of processing facilities.

Where recoverable amount testing is undertaken, a range of external sources are considered as further input to the above assumptions.